Execution Version
Exhibit 10.3

SECOND AMENDMENT TO LOAN AGREEMENT

This SECOND AMENDMENT TO LOAN AGREEMENT, dated as of June 16, 2025 (this “Amendment”), is entered into among AMICUS THERAPEUTICS, INC., a Delaware corporation, as the Borrower (on its own behalf and on behalf of each other Credit Party), the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Agent.
RECITALS
WHEREAS, reference is made to the Loan Agreement, dated as of October 2, 2023 (as amended by that certain First Amendment to Loan Agreement, dated as of April 28, 2025, and as further amended, restated, amended and restated, supplemented, waived, or otherwise modified prior to the effectiveness of this Amendment, the “Loan Agreement”), by and among the Borrower, the Lenders party thereto, the Agent, and Blackstone Alternative Credit Advisors LP and Blackstone Life Sciences Advisors L.L.C., collectively, as the Blackstone Representative; and
WHEREAS, the Borrower has requested that the Agent and Lenders constituting the Required Lenders agree to amend certain provisions of the Loan Agreement, as more specifically set forth herein and, subject to the satisfaction of the terms and conditions set forth herein, the Agent and the Lenders party hereto (which Lenders constitute the Required Lenders) have agreed to consent to such amendment.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, and for other valuable consideration (the receipt and sufficiency of which is acknowledged by all patties hereto), the parties hereto hereby agree as follows:
Section 1.Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Loan Agreement has the meaning assigned to such term in the Loan Agreement. The rules of construction and other interpretive provisions specified in Section 1 (Accounting and Other Terms) of the Loan Agreement apply to this Amendment, mutatis mutandis.
Section 2.Amendments. Section 14.1 (Definitions) of the Loan Agreement is hereby amended as follows:
(a) The following definition is added to such Section 14.1 in the appropriate alphabetical order:
    ““Second Amendment Effective Date” means June 16, 2025.”
(b) Clause (k) of the definition of “Permitted Transfers” is hereby amended and restated in its entirety as follows:
Section 3.“(k)    Subject to Section 11.20, intercompany licenses or grants of rights of distribution, co-promotion or similar commercial rights:
Section 4.(i)     between or among Credit Parties, or

Section 5.(ii)    between or among Credit Parties and Subsidiaries that are not Credit Parties:
Section 6.(x)    entered into prior to the Closing Date (and renewals, replacements, and extensions thereof);
Section 7.(y)    solely to the extent on terms substantially similar to (and for the avoidance of doubt, with no material deviation from) the terms of the arrangements (and related agreements and definitive documentation therefor) described in the foregoing subclause (x), entered into following the Second Amendment Effective Date in any of the United States, the United Kingdom, France, Germany, Spain, Italy, Japan, or Ireland (collectively, the “Specified Jurisdictions”), in each case, to the extent entered into in connection with products not covered by the foregoing subclause (x) in the ordinary course of business and consistent with past practice (and, in all cases, renewals, replacements, and extensions thereof); and
Section 8.(z)    additional licenses or grants in relation to new territories outside the Specified Jurisdictions, in each case, that are on comparable terms to the arrangements described in the foregoing subclauses (x) and (y) and to the extent entered into in the ordinary course of business and consistent with past practice;
Section 9.provided, that with respect to any such intercompany license or grant of rights pursuant to this clause (ii), such license may only be exclusive with respect to territory;”
Section 10.Conditions to Effectiveness. The effectiveness of this Amendment is subject only to the satisfaction of the following conditions precedent (the date on which such conditions have been satisfied, the “Second Amendment Effective Date”):

(a) the Agent and the Blackstone Representative shall have received executed counterparts of this Amendment from the Agent, the Borrower, and Lenders constituting the Required Lenders;
(b) Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and
(c) The representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all respects.
Section 11.Representations and Warranties. As of the Second Amendment Effective Date, the Borrower, on its own behalf and, as applicable, on behalf of the other Credit Parties represents and warrants to the Agent and the Lenders party hereto that:
(a) the execution and delivery by the Borrower of this Amendment and the Borrower’s performance of its obligations under this Amendment: (i) are within the Borrower’s organizational powers, (ii) have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action, as applicable, (iii) do not require Governmental Approval, (iv) will not violate any law applicable or regulation to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (v) will not violate or result in a default under any contractual obligation of any Credit Party or any of their respective Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by any Credit Party or any of their respective Subsidiaries, and (vi) will not result in the creation or imposition of any Lien on any asset of any Credit Party or any of their respective Subsidiaries, except Liens created under the Loan Document;
(b) this Amendment has been duly executed and delivered by the Borrower and constitutes the valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, (ii) general principles of equity, and (iii) implied covenants of good faith and fair dealing; and
(c) the representations and warranties of the Credit Parties in the Loan Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Second Amendment Effective Date, except any representations and warranties which expressly relate to a given date or period, which shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be.
Section 12.Effect of this Amendment; Reaffirmation. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, prejudice, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under, the Loan Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or of any other Loan Document, all of which are hereby ratified and affirmed by the Borrower (on its own behalf and on behalf of each other Credit Party) in all respects and shall continue in full force and effect. On and as of the Effective Date, (i) this Amendment shall be a Loan Document and (ii) each reference in the Loan Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other

Loan Document to “the Loan Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Loan Agreement shall refer to the Loan Agreement as amended hereby.
Section 13.CHOICE OF LAW, VENUE, AND JURY TRIAL WAIVER; COUNTERPARTS. THE PROVISIONS OF SECTION 10 (CHOICE OF LAW, VENUE, AND JURY TRIAL WAIVER) AND SECTION 11.6 (COUNTERPARTS) OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
Section 14.Agent Direction. By its execution of this Amendment, each of the undersigned Lenders (which, collectively, constitute the Required Lenders) hereby authorizes and directs the Agent to execute and deliver this Amendment on the date hereof.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMICUS THERAPEUTICS, INC., as the Borrower By: /s/ Bradley L. Campbell Name: Bradley L. Campbell Title: President and Chief Executive Officer
[Signature Page to Second Amendment to Loan Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Agent By: /s/ Annmarie Warren Name: Annmarie Warren Title: Assistant Vice President
[Signature Page to Second Amendment to Loan Agreement]

BXLS YIELD – BRIEF L.P., as a Lender By: /s/ Robert W. Liptak Name: Robert W. Liptak Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement]

Armstrong Sub LLC, as a Lender

By: Akron Top Sub LLC, its sole member
By: Akron Topco LP, its sole member
By: Blackstone Rated Senior Direct Lending Associates LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Anna Sub LLC, as a Lender

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Bella Sub LLC, as a Lender

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Cara Sub LLC, as a Lender

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement]

BXCI Blossom Credit Series Fund-C SPV LLC, as a Lender

By: Blackstone Credit Series Fund-C Associates LLC, as its manager
By: GSO Holdings I, L.L.C., as its managing member

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement]

BXCI Wedelia Credit Series Fund-C SPV LLC, as a Lender

By: Blackstone Credit Series Fund-C Associates LLC, as its manager
By: GSO Holdings I, L.L.C., as its managing member

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement]

Bach Sub LLC, as a Lender

By: Berlin Top Sub LLC, its sole member
By: Berline Topco LP, its sole member
By: Blackstone Rated Senior Direct Lending Associates LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Blackstone Credit Hibiscus Fund LP, as a Lender

By: Blackstone Credit Hibiscus Associates LLC, its general partner
By: GSO Holdings I, L.L.C., as its managing member

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement]

Blackstone Credit Orchid Fund II LP, as a Lender By: GSO Orchid Associates LLC, its general partner By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory
Blackstone Multi-Asset Credit Holdings LP, as a Lender By: Blackstone Multi-Asset Credit Associates LLC, its general partner By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement]

BXC BXDR Sub-C LLC, as a Lender By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement]

Cook Sub LLC, as a Lender

By: Cambridge Top Sub LLC, its sole member
By: Cambridge Topco LP, its sole member
By: Blackstone Rated Senior Direct Lending Associates LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Darwin Sub LLC, as a Lender

By: Doncaster Top Sub LLC, its sole member
By: Doncaster Topco LP, its sole member
By: Blackstone Rated Senior Direct Lending Associates LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Eisenhower Sub LLC, as a Lender

By: Eastland Top Sub LLC, its sole member
By: Eastland Topco LP, its sole member
By: Blackstone Rated Senior Direct Lending Associates LLC, its general partner

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement]

RLA Private Credit Number 1 Fund, as a Lender

Resolution Life Australasia Limited
in its capacity as manager for Equity Trustees Limited as trustee for RLA Private Credit Number 1 Fund
By: Blackstone Alternative Credit Advisors LP, pursuant to the power of attorney now and hereafter granted to it as Sub-Manager

By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement]